UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

WESTERN ASSET

VARIABLE GLOBAL

HIGH YIELD BOND

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Global High Yield Bond Portfolio for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	Western Asset Variable Global High Yield Bond Portfolio

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a € 60 billion-per-month bond buying program that was expected to run until September 2016. In December

Western Asset Variable Global High Yield Bond Portfolio	III

Investment commentary (cont’d)

2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to € 80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase € 60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Variable Global High Yield Bond Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return. The Portfolio invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Portfolio invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or if unrated, securities we determined to be of comparable credit quality and are commonly referred to as “junk bonds”. Under normal circumstances, the Portfolio will be invested in at least three countries (one of which may be the U.S.). The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Portfolio may invest in securities of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Portfolio may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Portfolio may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Portfolio’s 80% policy. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Portfolio’s sub- adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The global high-yield corporate bond market experienced periods of volatility but generated extremely strong results over the twelve-month reporting period ended December 31, 2016. The year started out on a weak note for the high-yield market, partially due to concerns over moderating growth in China, sharply falling oil prices and outflows from high-yield mutual funds. Liquidity in the marketplace was also thin as deal inventories were at or near all-time low levels. At the same time, a number of investment-grade corporate bonds — largely in the Energy and Metals & Mining sectors — were downgraded to below investment-grade (high-yield) status. High-yield bonds then started to rally in mid-February and their spreads narrowed during much of the remainder of the reporting period. This turnaround was triggered by a number of factors, including rising commodity prices, moderating defaults, continued economic growth, accommodative monetary policy from global central banks and robust demand from both U.S. and foreign investors looking for yield in the low interest rate environment.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	1

Portfolio overview (cont’d)

While there were occasional periods of weakness, such as after the U.K.‘s referendum in June to leave the European Union (“Brexit”), immediately following the results of the U.S. elections in November and following the Federal Reserve Board’s (the “Fed”)ii December 2016 meeting, these proved to be only temporary setbacks. All told, the Bloomberg Barclays Global High Yield Index (Hedged) (the “Index”)iii returned 15.60% during the twelve months ended December 31, 2016. Over the year, as measured by the Index, higher-rated BB-rated securities underperformed lower-rated CCC-rated bonds, as they returned 11.77% and 29.61%, respectively. Within the Index for the year, the U.S. component gained 17.13%, whereas the European component (USD-hedged) and emerging market components returned 10.64% and 15.89%, respectively. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Universal Indexiv, returned 3.91% in 2016.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We reduced the Portfolio’s overall risk exposure starting the second half of the year, given the strong performance of the high-yield market and tighter spreads. This included paring our overweight to securities rated CCC. We also reduced the Portfolio’s underweight to BB-rated bonds, largely through the purchase of attractively valued new issues. Elsewhere, we opportunistically increased the Portfolio’s out-of-benchmark allocation to investment-grade corporate bonds. We also increased its duration as a hedge to its credit exposure in the event that spreads widened. From a regional perspective, we increased our emerging market high-yield exposure and pared our European high-yield allocation as we found more attractive opportunities in the former. In terms of sector positioning, we reduced our overweight to Consumer Non-Cyclicals1, moving closer to a neutral position, and increased our overweight to the Energy sector given its improving fundamentals.

Treasury futures, which were used to help manage the Portfolio’s duration and yield curvev positioning, contributed to performance. Credit default swaps, which were used to manage credit exposure, detracted from results. The use of currency forwards, futures and options to hedge its non-U.S. dollar currency exposure, did not meaningfully impact results.

Performance review

For the twelve months ended December 31, 2016, Class I shares of Western Asset Variable Global High Yield Bond Portfolio2 returned 15.60%. The Portfolio’s unmanaged benchmark, the Bloomberg Barclays Global High Yield Index (Hedged), returned 15.60% for the same period. The Lipper Variable

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

High Yield Funds Category Average1 returned 13.08% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
	6 months	12 months
Western Asset Variable Global High Yield Bond Portfolio[2]:
Class I	6.93%	15.60%
Class II	6.75%	15.36%
Bloomberg Barclays Global High Yield Index (Hedged)	6.28%	15.60%
Lipper Variable High Yield Funds Category Average[1]	6.12%	13.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2016 for Class I and Class II shares were 6.16% and 5.89%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.80% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributions to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was our quality biases. In particular, an overweight to securities rated CCC and an underweight to securities rated BB were rewarded, as lower quality bonds significantly outperformed their higher quality counterparts.

Security selection, overall, contributed to results during the year. Examples of strong performers included our positions in Sprint, Petrobras and Chesapeake Energy Corp. In each case their spreads narrowed meaningfully and they outperformed the benchmark.

Our regional preferences were also rewarded overall. In particular, an overweight to U.S. high-yield was beneficial as it was the strongest performing region during the year. An

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 111 funds for the six-month period and among the 109 funds for the twelve-month period in the Portfolio’s Lipper category.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	3

Portfolio overview (cont’d)

underweight to European high-yield was also positive as it lagged the benchmark.

From a sector perspective, our overweight to Energy was the most beneficial for results. Our energy exposure is well diversified around the global and our allocations to U.S. and emerging market energy companies added the most value during the year. An underweight to Communications1 also contributed to performance given concerns over potential merger and acquisition (“M&A”) activity.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance during the reporting period was sector positioning. The Portfolio’s out-of-benchmark allocation to investment-grade corporate bonds, used as part of our macro strategy to temper the Portfolio’s overall risk exposure, was negative for results as higher quality bonds lagged the superior returns of the benchmark. An underweight to Basic Industry2 was also a negative as it outperformed the benchmark. Overweights to Consumer Cyclicals3 and Consumer Non-Cyclicals were also headwinds for performance as they didn’t perform as well as commodity-related securities in the high-yield market.

The Portfolio used long duration as a hedge to its spread sector exposure. This position was not rewarded as rates moved sharply higher during the fourth quarter of 2016, especially after the November U.S. elections as investors anticipated upticks in economic growth and inflation. In our view, a long position in duration still provides valuable protection during periods of spread volatility.

While we added to the Portfolio’s exposure to emerging market high-yield during the reporting period, having an overall underweight position versus the benchmark detracted from results.

Finally, while security selection overall was beneficial for performance, several holdings detracted from results, including overweights in Boats Investments, Turkish sovereign debt and SPL Logistics.

Thank you for your investment in Western Asset Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 21, 2017

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

[2]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

4	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectuses for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 30 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Energy (18.1%), Consumer Discretionary (16.7%), Sovereign Bonds (13.3%), Telecommunication Services (9.8%) and Materials (9.4%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	6.93%	$1,000.00	$1,069.30	0.81%	$4.21	Class I	5.00%	$1,000.00	$1,021.06	0.81%	$4.12
Class II	6.75	1,000.00	1,067.50	1.06	5.51	Class II	5.00	1,000.00	1,019.81	1.06	5.38

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	7

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/16	15.60%	15.36%
Five Years Ended 12/31/16	6.23	5.97
Ten Years Ended 12/31/16	5.45	5.17

Cumulative total returns[1]
Class I (12/31/06 through 12/31/16)	70.07%
Class II (12/31/06 through 12/31/16)	65.57

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Western Asset Variable Global High Yield Bond Portfolio vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Variable Global High Yield Bond Portfolio on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Global High Yield Index (Hedged). The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High-Yield Indices. The Index is unmanaged and not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

10	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	11

Schedule of investments

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 78.5%
Consumer Discretionary — 16.2%
Auto Components — 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	540,000		$530,550	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	330,000		334,125	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	220,000		212,850	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	400,000		414,000	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000		204,250	(a)
Total Auto Components					1,695,775
Diversified Consumer Services — 0.9%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	490,000		437,325	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	550,000		600,188	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	320,000		335,200
Total Diversified Consumer Services					1,372,713
Hotels, Restaurants & Leisure — 3.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	630,000		659,925	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	432,615		432,615	(a)(b)(c)
Brinker International Inc., Senior Notes	5.000%	10/1/24	660,000		660,000	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	450,000		487,125
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	265,000		27	*(a)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	430,000		449,522
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	640,000		649,600	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	230,000		234,025	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	249,323	(e)(f)
MGM Resorts International, Senior Notes	4.625%	9/1/26	220,000		212,850
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	290,000		296,887	(a)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	170,000		173,825	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	460,000		460,865	(a)
Pizzaexpress Financing 2 PLC, Senior Secured Bonds	6.625%	8/1/21	350,000	GBP	439,967	(f)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	20,000		20,825	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	590,000		551,650	(a)
Total Hotels, Restaurants & Leisure					5,979,031
Household Durables — 1.7%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	300,000		293,250
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	470,000		467,062	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	370,000		359,825	(a)
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000		307,650

See Notes to Financial Statements.

12	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		$514,500
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	130,000		135,200
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	580,000		562,600	(a)
Total Household Durables					2,640,087
Leisure Products — 0.3%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	490,000		455,700	(a)
Media — 5.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	90,000		92,700
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	260,000		269,750	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,250,000		1,319,661
DISH DBS Corp., Senior Notes	5.875%	11/15/24	110,000		113,603
DISH DBS Corp., Senior Notes	7.750%	7/1/26	330,000		372,900
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	220,000	GBP	296,207	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	449,551		173,639	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	160,000		163,200	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	470,000		425,350	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	600,000		605,250	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	1,040,000		1,069,900	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	290,000		357,799
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	520,000		499,200	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	680,000		629,732
Viacom Inc., Senior Notes	4.375%	3/15/43	600,000		479,623
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	480,000	GBP	628,506	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	750,000		743,438	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	1,090,000		1,065,257	(a)
Total Media					9,305,715
Multiline Retail — 0.8%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	910,000		968,076
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	320,000		239,200	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	150,000		106,875	(a)(b)
Total Multiline Retail					1,314,151
Specialty Retail — 1.4%
GameStop Corp., Senior Notes	5.500%	10/1/19	100,000		102,750	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	340,000		343,400	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	830,000		757,375	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
L Brands Inc., Senior Notes	6.875%	11/1/35	270,000		$276,750
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	300,000		313,500
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	400,000		407,000	(a)
Total Specialty Retail					2,200,775
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	90,000		87,750	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	310,000		304,575	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	480,000		482,400
Total Textiles, Apparel & Luxury Goods					874,725
Total Consumer Discretionary					25,838,672
Consumer Staples — 4.3%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	550,000		514,250	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	450,000		495,562	(a)
Total Beverages					1,009,812
Food & Staples — 0.1%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	200,000		201,000	(a)
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	340,000		325,125	(a)
Food Products — 2.3%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	380,000		384,514	(a)
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	170,000	GBP	205,580	(f)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	530,000		532,650	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	310,000		307,481	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	560,000		575,400	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	470,000		487,672	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	500,000		501,250	(a)
Post Holdings Inc., Senior Notes	5.000%	8/15/26	170,000		163,200	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	490,000		505,925	(a)
Total Food Products					3,663,672
Household Products — 0.5%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000		265,000
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	480,000		500,400
Total Household Products					765,400
Tobacco — 0.6%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	850,000		732,063

See Notes to Financial Statements.

14	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	180,000	$183,150	(a)
Total Tobacco				915,213
Total Consumer Staples				6,880,222
Energy — 16.3%
Energy Equipment & Services — 0.6%
CGG, Senior Notes	6.875%	1/15/22	1,020,000	474,300
Ensco PLC, Senior Notes	4.700%	3/15/21	50,000	48,346
Pride International Inc., Senior Notes	7.875%	8/15/40	440,000	396,000
Total Energy Equipment & Services				918,646
Oil, Gas & Consumable Fuels — 15.7%
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	120,000	77,100	*(g)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	630,000	404,775	*(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	310,000	311,550	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	180,000	206,550	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	80,000	83,000
Cheniere Corpus Christi Holdings LLC, Senior Notes	5.875%	3/31/25	540,000	552,992	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	200,000	201,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	70,000	68,600
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	280,000	256,900
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	360,000	368,550	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	620,000	533,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	30,000	30,900
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.250%	4/1/23	10,000	10,250
DCP Midstream LLC, Senior Notes	6.750%	9/15/37	210,000	213,150	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	970,000	842,930
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	760,000	841,414	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	270,000	276,075
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	674,900	(a)
Gulfport Energy Corp., Senior Notes	6.000%	10/15/24	370,000	378,325	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	530,000	536,143	(a)
Magnum Hunter Resources Corp. Escrow	—	—	810,000	0	*(c)(h)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	90,000	83,700	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	880,000	787,600	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	7.000%	3/31/24	340,000	$309,400	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	70,000	54,600	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	370,000	383,875	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	120,000	127,800	(a)
Pacific Exploration and Production Corp., Senior Secured Notes	10.000%	11/2/21	490,000	554,925	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,340,000	1,174,108
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,600,000	2,244,320
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	750,000	633,750
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,120,000	912,800
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	2,190,000	848,625	(f)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,250,000	1,237,500
Petroleos Mexicanos, Senior Notes	5.375%	3/13/22	10,000	10,252	(a)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	20,000	20,655	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	330,000	310,712
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	370,000	390,270	(f)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	170,000	181,475
QEP Resources Inc., Senior Notes	5.250%	5/1/23	160,000	161,200
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	230,000	243,225	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	90,000	92,700	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	280,000	280,000	(a)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	650,000	654,875	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	210,000	226,275
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	110,000	111,375	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	600,000	613,500
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	20,000	19,100
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000	253,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000	195,520
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	150,000	149,438	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	160,000	159,200	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	240,000	246,300	(a)
Tesoro Corp., Senior Notes	4.750%	12/15/23	240,000	242,100	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	60,000	63,150

See Notes to Financial Statements.

16	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	160,000		$172,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	240,000		246,000
Ultrapar International SA, Senior Notes	5.250%	10/6/26	480,000		472,752	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	450,000		450,378
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	210,000		211,050
Williams Cos. Inc., Debentures	7.500%	1/15/31	370,000		419,025
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	210,000		203,700
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	10,000		9,975
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	260,000		253,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	60,000		61,800
WPX Energy Inc., Senior Notes	8.250%	8/1/23	240,000		269,400
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	490,000		526,799	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000		935,180	(a)
Total Oil, Gas & Consumable Fuels					25,077,388
Total Energy					25,996,034
Financials — 6.7%
Banks — 3.7%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	750,000		784,688	(e)(i)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	290,000		318,819
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000		208,825	(e)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	730,000		762,850
CIT Group Inc., Senior Notes	5.000%	8/1/23	110,000		113,850
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	430,000		454,179	(a)(e)(i)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	500,000		503,125	(e)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	210,000		214,725	(e)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	820,000		852,944
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	160,000		179,003
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	310,000	GBP	384,508	(e)(f)(i)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	1,100,000		1,120,625	(e)(f)
Total Banks					5,898,141
Capital Markets — 1.1%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	850,000		892,436	(a)(e)(i)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	390,000		397,800	(a)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	480,000		506,718
Total Capital Markets					1,796,954

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.7%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	720,000		$800,568
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	430,000		377,325	(a)
Total Consumer Finance					1,177,893
Diversified Financial Services — 0.6%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	380,000		457,425
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	140,000		152,250
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	300,000	GBP	372,667	(e)(f)(i)
Total Diversified Financial Services					982,342
Insurance — 0.6%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		190,000	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	280,000	GBP	356,287	(f)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000		315,400
Total Insurance					861,687
Total Financials					10,717,017
Health Care — 4.1%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	300,000		301,500	(a)
Health Care Equipment & Supplies — 0.2%
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	340,000		369,750	(a)
Health Care Providers & Services — 3.0%
BioScrip Inc., Senior Notes	8.875%	2/15/21	120,000		90,600
Centene Corp., Senior Notes	4.750%	5/15/22	460,000		466,900
Centene Corp., Senior Notes	6.125%	2/15/24	90,000		95,063
Centene Corp., Senior Notes	4.750%	1/15/25	330,000		322,987
DaVita Inc., Senior Notes	5.750%	8/15/22	130,000		136,338
DaVita Inc., Senior Notes	5.125%	7/15/24	260,000		259,838
DaVita Inc., Senior Notes	5.000%	5/1/25	870,000		858,037
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	210,000		231,000	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	270,000		307,125
HCA Inc., Senior Notes	5.875%	5/1/23	30,000		31,950
HCA Inc., Senior Notes	5.875%	2/15/26	50,000		51,625
HCA Inc., Senior Secured Notes	5.250%	4/15/25	60,000		62,775
HCA Inc., Senior Secured Notes	5.250%	6/15/26	340,000		352,325
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	360,000		315,000
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	210,000	EUR	241,504	(f)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	210,000		219,450	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	150,000		142,275

See Notes to Financial Statements.

18	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	360,000		$318,600
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	220,000		218,900
Total Health Care Providers & Services					4,722,292
Pharmaceuticals — 0.7%
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	150,000		130,031	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	530,000		435,925	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	510,000		385,050	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	130,000		98,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	100,000		75,500	(a)
Total Pharmaceuticals					1,125,306
Total Health Care					6,518,848
Industrials — 7.5%
Aerospace & Defense — 0.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	823,000		812,712	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	550,000		551,375
Total Aerospace & Defense					1,364,087
Airlines — 0.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	143,617		148,105	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	165,603		172,021	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	2,308		2,316
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	154,864		160,865
Total Airlines					483,307
Building Products — 0.2%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	100,000		104,750	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	170,000		176,817	(a)
Total Building Products					281,567
Commercial Services & Supplies — 2.2%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	280,000		282,626	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	210,000		228,900
Garda World Security Corp., Senior Notes	7.250%	11/15/21	200,000		187,000	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	310,000		342,550	(a)
Paprec Holding, Subordinated Bonds	7.375%	4/1/23	100,000	EUR	109,023	(a)
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	260,000		265,850	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	330,000		348,150
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	630,000		644,962
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	330,000		327,938

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
West Corp., Senior Notes	5.375%	7/15/22	880,000		$853,600	(a)
Total Commercial Services & Supplies					3,590,599
Construction & Engineering — 0.4%
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	438,153		400,910	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	230,000		227,700	(a)
Total Construction & Engineering					628,610
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	270,000		270,000	(a)
Engineering & Construction — 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	200,000	EUR	194,740	(a)
Machinery — 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	830,000		840,375	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	390,000		338,325	(a)
Total Machinery					1,178,700
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	740,000		632,700	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	480,000		93,600	*(g)
Total Marine					726,300
Road & Rail — 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	610,000		558,150	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	250,000		259,375	(a)
Total Road & Rail					817,525
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	270,000		284,175	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	460,000		484,150	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	760,000		803,700
Total Trading Companies & Distributors					1,572,025
Transportation — 0.5%
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	410,000		402,825	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	517,625		344,221	(a)(b)
Total Transportation					747,046
Total Industrials					11,854,506

See Notes to Financial Statements.

20	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.3%
Communications Equipment — 0.1%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	110,000	$112,750	(a)
Electronic Equipment, Instruments & Components — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	110,000	109,863
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	230,000	243,512
IT Services — 0.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	100,000	46,500	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	780,000	787,075	(a)
Total IT Services				833,575
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	410,000	436,361	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	240,000	266,593	(a)
Total Technology Hardware, Storage & Peripherals				702,954
Total Information Technology				2,002,654
Materials — 9.4%
Chemicals — 1.5%
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	240,000	240,600	(a)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	690,000	698,625	(f)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	180,000	192,150	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	193,132	184,441	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	360,000	364,500	(a)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	110,000	117,975	(a)
Scotts Miracle-Gro Co., Senior Notes	5.250%	12/15/26	170,000	170,425	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	350,000	363,125	(a)
Total Chemicals				2,331,841
Construction Materials — 1.2%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000	437,000	(f)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	420,000	351,792	(a)
Eagle Materials Inc., Senior Notes	4.500%	8/1/26	310,000	310,775
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	370,000	314,500	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	60,000	50,700	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	410,000	434,600
Total Construction Materials				1,899,367

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 1.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	370,000	$391,275	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	220,000	219,039	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	350,000	371,000	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,220,000	1,299,300
Total Containers & Packaging				2,280,614
Metals & Mining — 5.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	370,000	402,375	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	250,000	274,375	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	260,000	264,212	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	200,000	204,500	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	240,000	243,002	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	470,000	478,812	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	340,000	374,000
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	218,000	227,265
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	150,000	154,125	(a)
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	300,000	306,750	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	270,000	252,450
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	430,000	453,650	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	170,000	156,825
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	230,000	191,480
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	210,000	217,875	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	500,000	520,940	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,219	8,004	*(a)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	4,261	0	(a)(c)(h)
MMC Norilsk Nickel OJSC via MMC Finance Ltd., Senior Notes	6.625%	10/14/22	740,000	826,580	(f)
Novelis Corp., Senior Notes	5.875%	9/30/26	290,000	293,625	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	430,000	396,095
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	205,000	204,744	(a)
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	520,000	573,300	(a)
Vale SA, Senior Notes	5.625%	9/11/42	1,570,000	1,397,300
Total Metals & Mining				8,422,284
Total Materials				14,934,106
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 1.1%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	60,000	60,150
CoreCivic Inc., Senior Notes	5.000%	10/15/22	260,000	260,650

See Notes to Financial Statements.

22	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Equity Real Estate Investment Trusts (REITs) — continued
CoreCivic Inc., Senior Notes	4.625%	5/1/23	80,000		$79,200
GEO Group Inc., Senior Notes	6.000%	4/15/26	380,000		375,250
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	420,000		444,150	(a)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	320,000		308,800	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	130,000		136,662
Total Equity Real Estate Investment Trusts (REITs)					1,664,862
Real Estate Management & Development — 0.7%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	700,000		736,750
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	140,000		152,250	(a)
Tesco Property Finance 6 PLC, Senior Secured Notes	5.411%	7/13/44	246,332	GBP	282,980	(f)
Total Real Estate Management & Development					1,171,980
Total Real Estate					2,836,842
Telecommunication Services — 9.8%
Diversified Telecommunication Services — 5.0%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	320,000		338,400
CenturyLink Inc., Senior Notes	6.750%	12/1/23	160,000		164,200
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	720,000		747,000	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	350,000		362,687
GTH Finance BV, Senior Notes	7.250%	4/26/23	270,000		290,447	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	280,000		214,900
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	490,000		505,925	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	250,000		248,125	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	900,000		290,250	*(a)(g)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	380,000		122,550	*(f)(g)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	70,000		69,352
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,590,000		2,541,437	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	220,000		70,400	*(f)(g)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	970,000		982,125	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	390,000		402,870
Windstream Services LLC, Senior Notes	7.750%	10/1/21	150,000		154,950
Windstream Services LLC, Senior Notes	7.500%	6/1/22	270,000		265,950
Windstream Services LLC, Senior Notes	7.500%	4/1/23	260,000		251,550
Total Diversified Telecommunication Services					8,023,118

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	23

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 4.8%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000	$412,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,090,000	1,193,550	(a)
Digicel Ltd., Senior Notes	6.750%	3/1/23	390,000	353,586	(f)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	470,000	465,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	530,000	584,325
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	660,000	813,450
Sprint Corp., Senior Notes	7.875%	9/15/23	1,490,000	1,594,300
Sprint Corp., Senior Notes	7.625%	2/15/25	600,000	632,250
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	630,000	701,694	(f)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000	323,002	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	500,000	521,250	(a)
Total Wireless Telecommunication Services				7,594,707
Total Telecommunication Services				15,617,825
Utilities — 1.1%
Electric Utilities — 0.5%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	95,114	76,210
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	480,000	310,200
PT Perusahaan Listrik Negara, Senior Notes	5.250%	10/24/42	390,000	346,125	(f)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	120,000	125,250
Total Electric Utilities				857,785
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., Senior Notes	4.875%	5/15/23	600,000	595,620
AES Corp., Senior Notes	5.500%	3/15/24	10,000	10,225
AES Corp., Senior Notes	5.500%	4/15/25	40,000	40,200
Calpine Corp., Senior Notes	5.250%	6/1/26	280,000	277,200	(a)
Total Independent Power and Renewable Electricity Producers				923,245
Total Utilities				1,781,030
Total Corporate Bonds & Notes (Cost — $123,479,874)				124,977,756
Convertible Bonds & Notes — 0.2%
Consumer Discretionary — 0.1%
Media — 0.1%
DISH Network Corp., Senior Notes	3.375%	8/15/26	99,000	113,169	(a)
Information Technology — 0.1%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	90,000	90,956	(a)

See Notes to Financial Statements.

24	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	390,087	$35,108	(a)
Total Convertible Bonds & Notes (Cost — $579,087)				239,233
Senior Loans — 1.3%
Consumer Discretionary — 0.2%
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	410,000	339,275	(j)(k)
Energy — 0.5%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc. (wind-down lender claim)	—	—	423,354	416,072	(c)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	260,000	283,941	(j)(k)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	72,923	73,288	(j)(k)
Total Oil, Gas & Consumable Fuels				357,229
Total Energy				773,301
Health Care — 0.3%
Health Care Equipment & Supplies — 0.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	193,749	193,870	(j)(k)
Health Care Providers & Services — 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	330,000	327,525	(j)(k)
Total Health Care				521,395
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	59,149	55,009	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	442,125	393,491	(j)(k)
Total Utilities				448,500
Total Senior Loans (Cost — $2,204,041)				2,082,471
Sovereign Bonds — 13.3%
Argentina — 4.4%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	600,000	615,000	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,490,000	1,624,845	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,000,000	1,977,400	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	910,000	957,775	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	1,233,793	1,323,243
Republic of Argentina, Senior Notes	7.625%	4/22/46	490,000	491,225	(a)
Total Argentina				6,989,488

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	25

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 1.1%
Federative Republic of Brazil, Notes	10.000%	1/1/23	2,700,000	BRL	$782,569
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,000,000		936,250
Total Brazil					1,718,819
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	350,000		321,167	(a)
Dominican Republic — 0.5%
Dominican Republic, Senior Notes	6.850%	1/27/45	800,000		759,776	(a)
Ecuador — 1.0%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	610,000		658,800	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	250,000		271,875	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	200,000		217,500	(f)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	480,000		460,800	(f)
Total Ecuador					1,608,975
Ghana — 0.5%
Republic of Ghana, Bonds	10.750%	10/14/30	690,000		819,610	(a)
Indonesia — 0.7%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	4,811,000,000	IDR	367,989
Republic of Indonesia, Senior Notes	5.950%	1/8/46	650,000		720,093	(f)
Total Indonesia					1,088,082
Ivory Coast — 0.3%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	435,600		404,819	(f)
Russia — 1.9%
Russian Federal Bond, Bonds	8.150%	2/3/27	104,800,000	RUB	1,707,949
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	1,200,000		1,268,019	(a)
Total Russia					2,975,968
Sri Lanka — 0.1%
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	240,000		244,453	(f)
Turkey — 2.2%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	3,700,000		3,297,355
Republic of Turkey, Senior Notes	4.875%	10/9/26	300,000		278,342
Total Turkey					3,575,697
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,134,000		635,040	(f)
Total Sovereign Bonds (Cost — $21,468,660)					21,141,894
U.S. Government & Agency Obligations — 1.8%
U.S. Government Obligations — 1.8%
U.S. Treasury Bonds	2.250%	8/15/46	1,250,000		1,051,075
U.S. Treasury Notes	1.625%	5/15/26	1,980,000		1,846,698
Total U.S. Government & Agency Obligations (Cost — $3,022,675)					2,897,773

See Notes to Financial Statements.

26	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security		Shares	Value
Common Stocks — 1.5%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.		26,303	$254,613	*(c)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		2	52,705	*
Total Consumer Discretionary			307,318
Energy — 1.3%
Energy Equipment & Services — 0.5%
Hercules Offshore Inc.		17,554	19,836	*(c)
KCAD Holdings I Ltd.		75,024,286	660,214	*(c)
Total Energy Equipment & Services			680,050
Oil, Gas & Consumable Fuels — 0.8%
Magnum Hunter Resources Corp.		40,809	448,899	*
MWO Holdings LLC		211	239,808	*(c)
Pacific Exploration and Production Corp.		12,250	534,992	*(c)
Pacific Exploration and Production Corp.		2,147	87,372	*(c)
Total Oil, Gas & Consumable Fuels			1,311,071
Total Energy			1,991,121
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)		5,500	66,660	*(c)
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.		10,471	14,136	*(c)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		936	0	*(a)(c)(h)
Total Industrials			14,136
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		871,025	0	*(c)(h)
Total Common Stocks (Cost — $3,520,106)			2,379,235

	Rate
Convertible Preferred Stocks — 0.5%
Health Care — 0.5%
Pharmaceuticals — 0.5%
Allergan PLC (Cost — $862,292)	5.500%	1,071	816,595

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	27

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate		Shares	Value
Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.257%		36,975	$954,695	(e)
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%		4,654,200	62,813	*(c)
Total Preferred Stocks (Cost — $1,345,937)				1,017,508

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $99,681)		1/17/17	4,658,000	168

			Warrants
Warrants — 0.0%
Hercules LLC (Cost — $0)		3/31/29	130	0	*(c)(h)
Total Investments before Short-Term Investments (Cost — $156,582,353)				155,552,633

			Shares
Short-Term Investments — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $612,823)	0.411%		612,823	612,823
Total Investments — 98.1% (Cost — $157,195,176#)				156,165,456
Other Assets in Excess of Liabilities — 1.9%				2,953,565
Total Net Assets — 100.0%				$159,119,021

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	The maturity principal is currently in default as of December 31, 2016.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	The coupon payment on these securities is currently in default as of December 31, 2016.

(h)	Value is less than $1.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

See Notes to Financial Statements.

28	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $157,358,272.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	29

Schedule of investments (cont’d)

December 31, 2016

Western Asset Variable Global High Yield Bond Portfolio

Summary of Investments by Country** (unaudited)
United States	54.1%
Brazil	7.7
United Kingdom	5.6
Argentina	5.4
Russia	4.0
Canada	3.1
Netherlands	2.6
Turkey	2.3
France	1.9
Italy	1.7
Mexico	1.5
Colombia	1.3
Indonesia	1.2
Luxembourg	1.1
Ecuador	1.0
Venezuela	0.9
Germany	0.9
Switzerland	0.6
Ghana	0.5
Dominican Republic	0.5
Ireland	0.4
Ivory Coast	0.3
Peru	0.3
Jamaica	0.2
Costa Rica	0.2
Sri Lanka	0.2
Bahamas	0.1
Norway	0.0	‡
Australia	0.0	‡
Short-Term Investments	0.4
	100.0%

**	As a percentage of total investments. Please note that the Portfolio holdings are as of December 31, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

30	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $157,195,176)	$156,165,456
Foreign currency, at value (Cost — $163,531)	143,957
Cash	6,216
Interest receivable	2,646,522
Receivable for securities sold	512,519
Receivable for Portfolio shares sold	98,877
Unrealized appreciation on forward foreign currency contracts	4,330
Deposits with brokers for centrally cleared swap contracts	1,415
Prepaid expenses	3,717
Total Assets	159,583,009

Liabilities:
Payable for Portfolio shares repurchased	218,537
Investment management fee payable	93,768
Unrealized depreciation on forward foreign currency contracts	45,455
Service and/or distribution fees payable	4,384
Trustees’ fees payable	470
Accrued expenses	101,374
Total Liabilities	463,988
Total Net Assets	$159,119,021

Net Assets:
Par value (Note 7)	$224
Paid-in capital in excess of par value	191,798,011
Overdistributed net investment income	(224,327)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(31,365,706)
Net unrealized depreciation on investments and foreign currencies	(1,089,181)
Total Net Assets	$159,119,021

Net Assets:
Class I	$138,394,036
Class II	$20,724,985

Shares Outstanding:
Class I	19,527,530
Class II	2,843,655

Net Asset Value:
Class I	$7.09
Class II	$7.29

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	31

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$11,934,211
Dividends	143,274
Less: Foreign taxes withheld	(910)
Total Investment Income	12,076,575

Expenses:
Investment management fee (Note 2)	1,115,293
Shareholder reports	63,386
Service and/or distribution fees (Notes 2 and 5)	53,490
Audit and tax fees	45,341
Legal fees	24,457
Fund accounting fees	15,580
Custody fees	10,198
Insurance	3,343
Trustees’ fees	3,132
Transfer agent fees (Note 5)	2,034
Commitment fees (Note 8)	1,827
Miscellaneous expenses	7,876
Total Expenses	1,345,957
Net Investment Income	10,730,618

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(11,220,516)
Futures contracts	621,346
Swap contracts	(173,097)
Foreign currency transactions	668,050
Net Realized Loss	(10,104,217)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,016,485
Futures contracts	(61,074)
Swap contracts	17,283
Foreign currencies	(530,893)
Change in Net Unrealized Appreciation (Depreciation)	22,441,801
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	12,337,584
Increase in Net Assets From Operations	$23,068,202

See Notes to Financial Statements.

32	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$10,730,618	$11,361,101
Net realized loss	(10,104,217)	(8,841,000)
Change in net unrealized appreciation (depreciation)	22,441,801	(12,147,323)
Increase (Decrease) in Net Assets From Operations	23,068,202	(9,627,222)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,525,020)	(10,650,018)
Decrease in Net Assets From Distributions to Shareholders	(9,525,020)	(10,650,018)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	32,691,664	54,194,810
Reinvestment of distributions	9,525,020	10,650,018
Cost of shares repurchased	(53,135,730)	(79,928,756)
Decrease in Net Assets From Portfolio Share Transactions	(10,919,046)	(15,083,928)
Increase (Decrease) in Net Assets	2,624,136	(35,361,168)

Net Assets:
Beginning of year	156,494,885	191,856,053
End of year*	$159,119,021	$156,494,885
*Includes overdistributed net investment income, respectively, of:	$(224,327)	$(768,312)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$6.53	$7.42	$8.12	$8.12	$7.38

Income (loss) from operations:
Net investment income	0.47	0.47	0.53	0.57	0.60
Net realized and unrealized gain (loss)	0.54	(0.90)	(0.63)	(0.06)	0.74
Total income (loss) from operations	1.01	(0.43)	(0.10)	0.51	1.34

Less distributions from:
Net investment income	(0.45)	(0.46)	(0.60)	(0.51)	(0.60)
Total distributions	(0.45)	(0.46)	(0.60)	(0.51)	(0.60)

Net asset value, end of year	$7.09	$6.53	$7.42	$8.12	$8.12
Total return[2]	15.60%	(5.84)%	(1.15)%	6.27%	18.33%

Net assets, end of year (000s)	$138,394	$137,565	$160,245	$162,826	$164,191

Ratios to average net assets:
Gross expenses	0.81%	0.80%	0.81%	0.81%	0.87%
Net expenses[3]	0.81	0.80	0.81	0.81	0.87
Net investment income	6.77	6.36	6.34	6.77	7.48

Portfolio turnover rate	98%	82%	62%	74%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.00%.

See Notes to Financial Statements.

34	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$6.70	$7.60	$8.30	$8.29	$7.50

Income (loss) from operations:
Net investment income	0.47	0.46	0.52	0.55	0.59
Net realized and unrealized gain (loss)	0.55	(0.92)	(0.65)	(0.05)	0.76
Total income (loss) from operations	1.02	(0.46)	(0.13)	0.50	1.35

Less distributions from:
Net investment income	(0.43)	(0.44)	(0.57)	(0.49)	(0.56)
Total distributions	(0.43)	(0.44)	(0.57)	(0.49)	(0.56)

Net asset value, end of year	$7.29	$6.70	$7.60	$8.30	$8.29
Total return[2]	15.36%	(6.08)%	(1.51)%	6.06%	18.08%

Net assets, end of year (000s)	$20,725	$18,929	$31,611	$43,929	$25,488

Ratios to average net assets:
Gross expenses	1.06%	1.05%	1.07%	1.08%	1.15%
Net expenses[3]	1.06	1.05	1.07	1.08	1.15 [4]
Net investment income	6.54	6.08	6.06	6.49	7.23

Portfolio turnover rate	98%	82%	62%	74%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.25%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

36	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	37

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$25,406,057	$432,615		$25,838,672
Energy	—	25,996,034	0	*	25,996,034
Materials	—	14,934,106	0	*	14,934,106
Other corporate bonds & notes	—	58,208,944	—		58,208,944
Convertible bonds & notes	—	239,233	—		239,233
Senior loans:
Consumer discretionary	—	—	339,275		339,275
Energy	—	283,941	489,360		773,301
Health care	—	521,395	—		521,395
Utilities	—	55,009	393,491		448,500
Sovereign bonds	—	21,141,894	—		21,141,894
U.S. government & agency obligations	—	2,897,773	—		2,897,773
Common stocks:
Consumer discretionary	—	—	307,318		307,318
Energy	$448,899	554,828	987,394		1,991,121
Health care	—	—	66,660		66,660
Industrials	—	—	14,136		14,136
Materials	—	—	0	*	0	*
Convertible preferred stocks	816,595	—	—		816,595
Preferred stocks:
Industrials	—	—	62,813		62,813
Financials	954,695	—	—		954,695
Purchased options	—	168	—		168
Warrants	—	—	0	*	0	*
Total long-term investments	2,220,189	150,239,382	3,093,062		155,552,633
Short-term investments†	612,823	—	—		612,823
Total investments	$2,833,012	$150,239,382	$3,093,062		$156,165,456
Other financial instruments:
Forward foreign currency contracts	—	4,330	—		4,330
Total	$2,833,012	$150,243,712	$3,093,062		$156,169,786

38	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$45,455	—	$45,455

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments In Securities	Consumer Discretionary	Energy		Materials
Balance as of December 31, 2015	$498,840	—		$0	*
Accrued premiums/discounts	10,685	—		—
Realized gain (loss)[1]	4,650	—		—
Change in unrealized appreciation (depreciation)[2]	28,712	—		(42)
Purchases	56,716	$0	*	42
Sales	(166,988)	—		—
Transfers into Level 3	—	—		—
Transfers out of Level 3	—	—		—
Balance as of December 31, 2016	$432,615	$0	*	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	$28,712	—		$(42)

	Senior Loans
Investments In Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Utilities
Balance as of December 31, 2015	$413,075	$167,450	$578,875	$347,852	$368,466
Accrued premiums/discounts	138	300	4,059	505	1,079
Realized gain (loss)[1]	—	1,064	(50,714)	449	75
Change in unrealized appreciation (depreciation)[2]	(73,938)	1,186	163,315	27,902	28,371
Purchases	—	—	944,323	—	—
Sales	—	(170,000)	(1,150,498)	(182,838)	(4,500)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[3]	—	—	—	(193,870)	—
Balance as of December 31, 2016	$339,275	—	$489,360	—	$393,491
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	$(73,938)	—	$163,440	—	$28,371

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	39

Notes to financial statements (cont’d)

	Common Stocks						Preferred Stocks
Investments In Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Industrials	Warrants		Total
Balance as of December 31, 2015	$61,841	$263,410	$456,500	$93,086	$52,681		—			$3,302,076
Accrued premiums/discounts	—	—	—	—	—		—	—		16,766
Realized gain (loss)[1]	—	(251)	153,158	—	—		—	—		108,431
Change in unrealized appreciation (depreciation)[2]	245,477	107,420	12,980	301,451	(52,681)		$(317,588)	—		472,565
Purchases	—	616,845	45,206	85,605	—		380,401	$0	*	2,129,138
Sales	—	(30)	(601,184)	(466,006)	—		—	—		(2,742,044)
Transfers into Level 3	—	—	—	—	—		—	—		—
Transfers out of Level 3[3]	—	—	—	—	—		—	—		(193,870)
Balance as of December 31, 2016	$307,318	$987,394	$66,660	$14,136	$0	*	$62,813	$0	*	$3,093,062
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	$245,477	$107,420	$21,454	$(71,469)	$(52,681)		$(317,588)	—		$79,156

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

40	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

(c) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	41

Notes to financial statements (cont’d)

Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended December 31, 2016, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

42	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

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Notes to financial statements (cont’d)

Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions,

44	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $45,455. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	45

Notes to financial statements (cont’d)

the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(96,708)	$96,708
(b)	(564,905)	564,905

(a)	Reclassifications are due to book/tax differences in the treatment of distributions from certain securities.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps.

46	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to Western Asset the day-to day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain subadvisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net investment management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee monthly of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$129,189,840	$21,863,568
Sales	130,477,294	30,704,115

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Notes to financial statements (cont’d)

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,725,777
Gross unrealized depreciation	(8,918,593)
Net unrealized depreciation	$(1,192,816)

At December 31, 2016, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	416,000	USD	443,186	Citibank N.A.	1/20/17	$(4,884)
USD	36,131	EUR	32,190	Citibank N.A.	1/20/17	2,215
EUR	200,000	USD	222,971	Bank of America, N.A.	2/13/17	(12,025)
EUR	104,693	USD	116,379	Citibank N.A.	2/13/17	(5,956)
EUR	370,195	USD	413,045	UBS AG	2/13/17	(22,590)
USD	1,817,065	GBP	1,471,188	UBS AG	2/13/17	2,115
Total						$(41,125)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$168
Forward foreign currency contracts	4,330
Total	$4,498

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$45,455

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

48	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$578,959	$42,387	—	$621,346
Swap contracts	—	—	$(173,097)	(173,097)
Forward foreign currency contracts[1]	—	735,933	—	735,933
Total	$578,959	$778,320	$(173,097)	$1,184,182

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(99,513)	—	$(99,513)
Futures contracts	$(56,937)	(4,137)	—	(61,074)
Swap contracts	—	—	$17,283	17,283
Forward foreign currency contracts[2]	—	(550,354)	—	(550,354)
Total	$(56,937)	$(654,004)	$17,283	$(693,658)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Average Market Value
Purchased options	$21,892
Futures contracts (to buy)†	2,230,921
Futures contracts (to sell)†	832,918
Forward foreign currency contracts (to buy)	3,058,159
Forward foreign currency contracts (to sell)	11,563,313
Average Notional Balance
Credit default swap contracts (to buy protection)†	$135,385
Credit default swap contracts (to sell protection)†	277,692

†	At December 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$168	—	$168
Forward foreign currency contracts	4,330	—	4,330
Total	$4,498	—	$4,498

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	49

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$45,455	—	$45,455

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,934
Class II	$53,490	100
Total	$53,490	$2,034

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class I	$8,350,830	$9,155,438
Class II	1,174,190	1,494,580
Total	$9,525,020	$10,650,018

7. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Class I
Shares sold	2,630,199	$18,527,431	1,692,259	$12,583,928
Shares issued on reinvestment	1,189,577	8,350,830	1,389,505	9,155,438
Shares repurchased	(5,354,403)	(37,627,466)	(3,621,735)	(26,722,817)
Net decrease	(1,534,627)	$(10,749,205)	(539,971)	$(4,983,451)

50	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

	Year Ended December 31, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Class II
Shares sold	2,017,391	$14,164,233	5,553,014	$41,610,882
Shares issued on reinvestment	162,630	1,174,190	220,972	1,494,580
Shares repurchased	(2,159,793)	(15,508,264)	(7,108,271)	(53,205,939)
Net increase (decrease)	20,228	$(169,841)	(1,334,285)	$(10,100,477)

8. Redemption facility

The Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2016, the Portfolio incurred a commitment fee in the amount of $1,827. The Portfolio did not utilize the Redemption Facility during the year ended December 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$9,525,020	$10,650,018

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred Capital Losses*	$(17,190,768)
Capital loss carryforward**	(14,004,776)
Other book/tax temporary differences(a)	(231,393)
Unrealized appreciation (depreciation)(b)	(1,252,277)
Total accumulated earnings (losses) — net	$(32,679,214)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Portfolio’s capital loss carryforward may be utilized.

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	51

Notes to financial statements (cont’d)

**	As of December 31, 2016, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(14,004,776)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in defaults and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

52	Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Global High Yield Bond Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

Western Asset Variable Global High Yield Bond Portfolio 2016 Annual Report	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 7-8, 2016, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Variable Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

54	Western Asset Variable Global High Yield Bond Portfolio

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Variable Global High Yield Bond Portfolio	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Broadridge as high yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2016 were below the median. The Board noted the explanations from the Manager and Western Asset Management Company concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in

56	Western Asset Variable Global High Yield Bond Portfolio

place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as high yield funds underlying variable insurance products and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was approximately equivalent to the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was approximately equivalent to the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2018.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Western Asset Variable Global High Yield Bond Portfolio	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board took into account the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

58	Western Asset Variable Global High Yield Bond Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Western Asset Variable Global High Yield Bond Portfolio	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

60	Western Asset Variable Global High Yield Bond Portfolio

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	50
Other board memberships held by Trustee during past five years	None

Western Asset Variable Global High Yield Bond Portfolio	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

62	Western Asset Variable Global High Yield Bond Portfolio

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Variable Global High Yield Bond Portfolio	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

64	Western Asset Variable Global High Yield Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	12/16/2016
Payable date:	12/19/2016
Ordinary income:
Dividends qualifying for the dividends
received deduction for corporations	1.17%

Please retain this information for your records.

Western Asset Variable Global High Yield Bond Portfolio	65

Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/
variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

FD04117 2/17 SR17-2988

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,515 in December 31, 2015 and $77,005 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,160, in December 31, 2015 and $8,240 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in December 31, 2016.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017